Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of GrowGeneration Corporation (the “Company”) for the fiscal quarter ended September 30, 2017, I, Monty Lamirato, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.          Such Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017, fairly presents, in all material respects, the financial condition and results of operations of GrowGeneration Corporation.

November 8, 2017	By:	/s/ Monty Lamirato
Monty Lamirato, Chief Financial Officer (Principal Financial Officer)